UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2026

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Matawan Rd, Suite 325 Matawan, New Jersey	07747
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (848) 201-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2026, Apimeds Pharmaceuticals US, Inc. (the “Company”) received a notice from the NYSE Regulation staff of the New York Stock Exchange (“NYSE”) indicating that the Company is not in compliance with NYSE’s continued listing requirements under the timely filing criteria outlined in Section 1007 of the NYSE American Listed Company Manual as a result of the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”).

NYSE informed the Company that the Company will have an initial cure period of six months from April 17, 2026 to file the Form 10-K with the Securities and Exchange Commission (the “SEC”). The Company can regain compliance with NYSE continued listing requirements at any time before that initial six-month deadline by filing the Form 10-K with the SEC. If the Company fails to file the Form 10-K before NYSE’s six-month compliance deadline, the NYSE may grant, in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. As disclosed in a Form 12b-25 filed with the SEC on March 31, 2025, the Company was unable to file the Form 10-K within the prescribed time period without unreasonable effort or expense due to (i) the continued preparation and finalization of the Company’s financial statements for the fourth quarter and fiscal year ended December 31, 2025, and (ii) the additional time required for the Company’s independent registered public accounting firm to complete its audit procedures. The Company expects to file the Form 10-K by April 30, 2026. While the Company is making substantial progress toward completion, there can be no assurance that the Form 10-K will be filed by such date.

The Company’s common stock will continue to be listed on the NYSE American under the ticker symbol “APUS” while it attempts to regain compliance with the listing standard noted, but will have an added designation of “.LF” to signify the Company’s late filing status, which will remain in place until the Company regains compliance with the applicable listing standard. The April 2, 2026, trading halt on the Company’s common stock remains in effect.

The Company issued a press release on April 22, 2026, announcing that it had received a notice from NYSE American. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 3.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 22, 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: April 22, 2026	By:	/s/ Erick Frim
	Name:	Erick Frim
	Title:	Chief Financial Officer